LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP Macquarie Bond Fund

Supplement Dated June 25, 2025

Summary Prospectus dated May 1, 2025

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary Prospectus

This Supplement updates certain information in the Summary Prospectus for the LVIP Macquarie Bond Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

At a meeting of the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) on June 3-4, 2025, the Board approved the appointment of Franklin Advisers, Inc. (“FAV”) as the new sub-adviser to the Fund, effective on or about August 1, 2025 (“Effective Date”). FAV will replace Delaware Investments Fund Advisers (“DIFA”).

As of the Effective Date, the Fund’s Summary Prospectus is revised as follows:

1.	All references to, and information regarding, DIFA are deleted in their entirety.

2.	The Fund’s name is changed as noted. All references to the Fund’s name are revised accordingly.

New Fund Name (effective 8/1/25)	Former Fund Name
LVIP Franklin Templeton Core Bond Fund	LVIP Macquarie Bond Fund

3.	The information under the heading Principal Investment Strategies beginning on page 1 is deleted and replaced with the following:

Lincoln Financial Investments Corporation serves as the Fund’s investment adviser. Franklin Advisers, Inc. (“FAV” or the “Sub-Adviser”) serves as the Fund’s sub-adviser. Under normal market conditions, the Fund invests mainly in a diversified portfolio of investment-grade fixed-income securities. The Fund invests mainly in bonds of governments and private companies that are investment-grade in quality with intermediate- to long-term maturities (three years or longer). Investment-grade securities are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating organization, or are unrated investments that the Sub-Adviser believes are of comparable quality.

The Fund may invest up to 5% of its total assets in debt investments rated below BBB or its equivalent (also known as below-investment-grade securities) at the time of purchase by each rating agency rating such investments, or in unrated investments that the Sub-Advisor believes are of comparable quality. However, the Fund will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment or are unrated securities that the Sub-Advisor believes are of comparable quality. The Fund will not necessarily sell an investment if its rating is reduced (or increased) after purchase.

The Sub-Adviser may consider, among other factors, a company’s or issuer’s credit, interest rate, liquidity and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Under normal circumstances, the Fund will invest at least 80% of its net assets in bonds (bonds include any debt instrument, and may be represented by other investment instruments, including derivatives). In addition to bonds, the Fund may also invest in other fixed-income instruments. The Fund may also use derivatives, such as futures, options, and certain swap contracts, for both hedging and non-hedging purposes.

4.	The information under the Principal Risks section beginning on page 2 is deleted and replaced with the following:

All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.

•	Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.

•

Interest Rate Risk. When interest rates change, fixed income securities (i.e., debt obligations) generally will fluctuate in value. These fluctuations in value are greater for fixed income securities with longer maturities or durations.

•

Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.

•

Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.

•

Variable and Floating Rate Securities Risk. Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time.

•

Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.

•

Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

•

Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.

•

Model and Data Risk. The Sub-Adviser relies heavily on quantitative models (both proprietary models developed by the Sub-Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging investments. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. All models rely on correct market data inputs. If incorrect market data is entered into and relied upon by even a well-founded model, the resulting information will be incorrect.

•

Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Actions by governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply. Liquidity risk also refers to the risk that the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. The Fund may have to sell a security at a disadvantageous time or price to meet such obligations. The Fund’s liquidity risk management program requires that the Fund invest no more than 15% of its net assets in illiquid investments.

5.	The following information under the Investment Adviser and Sub-Adviser section on page 5 is deleted and replaced with the following:

Investment Adviser: Lincoln Financial Investments Corporation (“LFI”)

Investment Sub-Adviser: Franklin Advisers, Inc. (“FAV”)

6.	The table under the Portfolio Managers section on page 5 is deleted and replaced with the following:

Franklin Advisers, Inc. Portfolio Managers	Company Title	Experience with Fund
Patrick Klein, Ph.D.	Portfolio Manager	Since August 2025
Michael V. Salm	Portfolio Manager	Since August 2025
Albert Chan, CFA	Portfolio Manager	Since August 2025

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE